Exhibit 10.25

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 20th day of April, 2007, by and among SCANSOURCE, INC., a South Carolina corporation, NETPOINT INTERNATIONAL, INC., a Florida corporation, SCANSOURCE EUROPE LIMITED, SCANSOURCE UK LIMITED, 4100 QUEST, LLC, PARTNER SERVICES, INC. and T2 SUPPLY, INC., BRANCH BANKING AND TRUST COMPANY (successor by merger to Branch Banking and Trust Company of South Carolina), as Administrative Agent and a Bank, WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, an Other Currency Lender and a Bank, and FIFTH THIRD BANK, FIRST TENNESSEE BANK NATIONAL ASSOCIATION and CAPITAL ONE, N.A. (collectively referred to herein as the “Banks”).

R E C I T A L S:

The Borrowers, the Guarantors, the Administrative Agent and the Banks have entered into a certain Amended and Restated Credit Agreement dated as of July 16, 2004, as amended by a First Amendment to Amended and Restated Credit Agreement dated May 13, 2005 and a Second Amendment to Amended and Restated Credit Agreement dated October 6, 2006 (referred to herein as the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrowers and Guarantors have requested that: (1) Sections 2.01(b) and 2.16(a)(2) of the Credit Agreement be amended as set forth herein; and (2) the Credit Agreement and the Commitments of the respective Banks be amended to reflect the increase in the Commitments of the Banks to $180,000,000 effective April 20, 2007.

The Borrowers and Guarantors have requested the Administrative Agent and the Banks to amend the Credit Agreement to modify certain additional provisions of the Credit Agreement as more fully set forth herein. The Banks, the Administrative Agent, the Guarantors and the Borrowers desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Administrative Agent and the Banks, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01. Amendment to Section 2.01(b). Section 2.01(b) of the Credit Agreement is amended and restated to read in its entirety as follows:

(b) Subject to the terms and conditions set forth herein, the Borrowers shall have the right, at any time and from time to time from the Restatement Effective Date until the Termination Date, to request an increase to the total Revolving Advance Commitments (together with a corresponding increase in the Facility Commitment and Other Currency Commitment) in an aggregate amount not to exceed $20,000,000 (for a total maximum Revolving Advance Commitment (and Facility Commitment), assuming no reductions, of $200,000,000) in the aggregate; provided, however, that: (x) the amount of each such increase shall be a multiple of $1,000,000; and (y) only two (2) such increases may be made hereunder. The following terms and conditions shall apply to any such increase: (i) any such increase shall be obtained from existing Revolving Advance Lenders or from other banks or other financial institutions, in each case in accordance with the terms set forth below, (ii) the Revolving Advance Commitment of any Revolving Advance Lender may not be increased without the prior written consent of such Revolving Advance Lender, (iii) any increase in the aggregate Revolving Advance Commitments shall be in a minimum principal amount of $10,000,000 (except that the second increase may be in the aggregate amount equal to the difference between $200,000,000 and the amount of the aggregate Revolving Advance Commitments immediately prior to such second increase), (iv) the Loan Parties and Banks shall execute an acknowledgement in form and content satisfactory to the Administrative Agent to reflect the revised Revolving Advance Commitments and compliance with other terms of this Agreement (including, without limitation, Section 2.16(a)(2)) (the Banks do hereby agree to execute such acknowledgement unless the acknowledgement purports to increase the Commitment of a Bank without such Bank’s consent), (v) the Borrowers shall execute such Notes as are necessary to reflect the increase in the Revolving Advance Commitments, (vi) if any Revolving Advances are outstanding at the time of any such increase, the Borrowers shall make such payments and adjustments on the Revolving Advances as necessary to give effect to the revised commitment percentages and outstandings of the Revolving Advance Lenders, (vii) the conditions set forth in Section 3.02 shall be true and correct, (viii) any existing Revolving Advance Lender or other bank or other financial institution which agrees to provide such increase in the Revolving Advance Commitment shall also agree to provide an increased Other Currency Commitment in an amount equal to the increase in the Revolving Advance Commitment, and (ix) the Loan Parties shall satisfy all terms and conditions of Section 2.16(a)(2). The amount of any increase in the Revolving Advance Commitments hereunder may be offered by the Borrowers first to banks and financial institutions that are not a party to this Agreement as a Revolving Advance Lender (a “New Revolving Advance Financial Institution”) so long as such New Revolving Advance Financial Institution is approved by the Administrative Agent (such approval not to be unreasonably withheld) and the Revolving Advance Commitment of any such New Revolving Advance Financial Institution (and the amount of the additional commitments requested by the Borrowers which are allocated to the Revolving Advance Lenders then party to this Agreement) shall be acceptable to the Borrowers and the Administrative Agent. Any such New Financial Institution shall enter into such joinder agreements to give effect thereto as the Administrative Agent and the Borrowers may reasonably request.

SECTION 2.02. Amendment to Section 2.16(a)(2). Section 2.16(a)(2) of the Credit Agreement is amended and restated to read in its entirety as follows:

(2) Subject to the terms and conditions set forth herein, the Borrowers shall have the right, at any time and from time to time from the Restatement Effective Date until the Termination Date, to request an increase to the total Other Currency Commitments (together with a corresponding increase in the Facility Commitment and Revolving Advance Commitment) in an aggregate amount not to exceed $20,000,000 (for a total maximum Other Currency Commitment (and Facility Commitment), assuming no reductions, of $200,000,000) in the aggregate; provided, however, that (x) the amount of each such increase shall be a multiple of $1,000,000; and (y) only two (2) such increases may be made hereunder. The following terms and conditions shall apply to any such increase: (i) any such increase shall be obtained from existing Other Currency Lenders or from other banks or other financial institutions, in each case in accordance with the terms set forth herein, (ii) the Other Currency Commitment of any Other Currency Lender may not be increased without the prior written consent of such Other Currency Lender and BB&T, (iii) any increase in the aggregate Other Currency Commitments shall be in a minimum principal amount of $10,000,000 (except that the second increase may be in the aggregate amount equal to the difference between $200,000,000 and the amount of the aggregate Other Currency Commitments immediately prior to such second increase), (iv) the Loan Parties, the Banks (including without limitation, the Other Currency Lenders) and the Administrative Agent shall execute an amendment to this Agreement in form and content satisfactory to the Administrative Agent to reflect the revised Other Currency Commitment and to incorporate the terms of any amendment, supplement or modification requested by the Administrative Agent pursuant to Section 2.16(b)(5), (the Banks do hereby agree to execute such amendment unless the amendment purports to increase the Facility Commitment, Revolving Advance Commitment or Other Currency Commitment of a Bank without such Bank’s consent), (v) the Borrowers shall execute such Notes as are necessary to reflect the increase in the Facility Commitments and Other Currency Commitment, (vi) if any Advances are outstanding at the time of any such increase, the Borrower shall make such payments and adjustments on the Advances (including payment of any break-funding amount owing under Section 8.05) as necessary to give effect to the revised commitment percentages and outstandings of the Banks, (vii) the conditions set forth in Section 3.02 shall be true and correct; (viii) any existing Other Currency Lender or other bank or other financial institution which agrees to provide such increase in the Other Currency Commitment shall also agree to provide an increased Revolving Advance Commitment in an amount equal to the increase in the Other Currency Commitment; (ix) the Loan Parties shall satisfy all terms and conditions of Section 2.01(b); and (x) the U.S. Borrowers shall have not reduced the Facility Commitments at any time. The amount of any increase in the Other Currency Commitments hereunder may be offered by the Borrowers first to banks and financial institutions that are not a party to this Agreement as an Other Currency Lender (a “New

Other Currency Financial Institution”) so long as such New Other Currency Financial Institution is approved by the Administrative Agent and the Other Currency Sub-Agent (such approval not to be unreasonably withheld) and the Other Currency Commitment of any such New Other Currency Financial Institution (and the additional commitments requested by the Non-U.S. Borrowers and allocated to the Other Currency Lenders then a party to this Agreement) shall be acceptable to the Non-U.S. Borrowers, the Other Currency Sub-Agent and the Administrative Agent. Any such new Other Currency Financial Institution shall enter into such joinder agreements to give effect thereto as the Administrative Agent, the Other Currency Sub-Agent and the Borrowers may reasonably request.

SECTION 2.03. Amendment to Commitments. (a) The Borrowers and Guarantors acknowledge and agree effective April 20, 2007, the total Revolving Advance Commitment and the total Other Currency Commitment shall each be increased pursuant to Sections 2.01(b) and 2.16(a)(2) of the Credit Agreement in an amount equal to $30,000,000 (together with a corresponding increase in the Facility Commitment) for a total maximum Revolving Advance Commitment of $180,000,000, a total Other Currency Commitment of $180,000,000 and a total Facility Commitment of $180,000,000;

(b) The signature page to the Credit Agreement for each of the Banks is hereby amended by deleting the U.S. Dollar Letter of Credit Commitment, the Other Currency Letter of Credit Commitment, and each of the other Commitments of such Bank set forth on such signature page and by substituting therefor the new U.S. Dollar Letter of Credit Commitment, the Other Currency Letter of Credit Commitment, and other Commitments set forth for each such Bank on the signature page to this Amendment with respect to such Bank.

SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Required Banks waive such conditions:

(a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

(b) the Bank shall have received a duly executed Replacement Note for the account of each Bank; and

(c) the fact that the representations and warranties of the Borrowers and Guarantors contained in Section 5 of this Amendment shall be true on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true on and as of such earlier date.

SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrowers and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrowers and Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 5. Representations and Warranties. The Borrowers and Guarantors hereby represent and warrant to each of the Banks as follows:

(a) No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Banks on the date hereof.

(b) The Borrowers and Guarantors have the power and authority to enter into this Amendment and the Replacement Notes and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

(c) This Amendment and the Replacement Notes have been duly authorized, validly executed and delivered by one or more authorized officers of the Borrowers and Guarantors and constitutes the legal, valid and binding obligations of the Borrowers and Guarantors enforceable against them in accordance with its terms, provided that such enforceability is subject to general principles of equity.

(d) The execution and delivery of this Amendment and the Replacement Notes and the performance by the Borrowers and Guarantors hereunder and thereunder do not and will not, as a condition to such execution, delivery and performance, require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrowers, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrowers, or any Guarantor that is a corporation, the articles of organization or operating agreement of 4100 Quest, LLC or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrowers, and Guarantors are or may become bound.

SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of South Carolina.

SECTION 8. Effective Date. Section 2.01 of this Amendment shall be effective as of April 20, 2007.

SECTION 9. Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended, said Credit Agreement, as hereby amended, being hereby ratified and affirmed. In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the “Guaranteed Obligations” (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the Replacement Notes and the Loans made and Letters of Credit issued under the Credit Agreement as hereby amended. The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, is in full force and effect.

SECTION 10. Commitment. The Borrowers shall deliver to each Revolving Advance Lender a replacement Note (in the amount of such Revolving Advance Lender’s Revolving Advance Commitment) (such notes are collectively referred to herein as the “Replacement Notes”), executed by the Borrowers, in exchange for the applicable Notes of such Revolving Advance Lender currently outstanding. All references contained in the Credit Agreement and the other Loan Documents to the Notes shall mean and include the Swing Line Note, the Other Currency Notes and the Replacement Notes as supplemented, modified, amended, renewed or extended.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

SCANSOURCE, INC.

By:	/s/ Richard P. Cleys	(SEAL)
Title:	VP and Chief Financial Officer

NETPOINT INTERNATIONAL, INC.

By:	/s/ Linda B. Davis	(SEAL)
Title:	Vice President and Treasurer

4100 QUEST, LLC

By:	ScanSource, Inc., its sole member

	By:	/s/ Richard P. Cleys	(SEAL)
	Title:	VP and Chief Financial Officer

PARTNER SERVICES, INC.

By:	/s/ Linda B. Davis	(SEAL)
Title:	Vice President and Treasurer

SCANSOURCE EUROPE LIMITED

By:	/s/ Linda B. Davis	(SEAL)
Title:	Director

SCANSOURCE UK LIMITED

By:	/s/ Linda B. Davis	(SEAL)
Title:	Director

T2 SUPPLY, INC.

By:	/s/ Richard P. Cleys	(SEAL)
Title:	VP & Chief Financial Officer

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BRANCH BANKING AND TRUST COMPANY (successor by merger to Branch Banking and Trust Company of South Carolina), as Administrative Agent, U.S. Dollar Issuing Bank, Other Currency Issuing Bank, and as a Bank

By:	/s/ Michael Skorich	(SEAL)
Title:	Vice President

COMMITMENTS

Facility

    Commitment: $90,000,000

Revolving Advance

    Commitment: $90,000,000

U.S. Dollar Letter of Credit

    Commitment: $12,500,000

Other Currency

    Commitment: $130,500,000

Other Currency Letter of

    Credit Commitment: $10,875,000

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WACHOVIA BANK, NATIONAL ASSOCIATION, as an Other Currency Lender, Other Currency Issuing Bank and a Bank

By:	/s/ Thomas F. Snider	(SEAL)
Title:	Senior Vice President

COMMITMENTS

Facility

    Commitment: $49,500,000

Revolving Advance

    Commitment: $49,500,000

U.S. Dollar Letter of Credit

    Commitment: $6,875,000

Other Currency

    Commitment: $49,500,000

Other Currency Letter of

    Credit Commitment: $4,125,000

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FIFTH THIRD BANK

By:	/s/ Scott Bacue	(SEAL)
Title:	Vice President

COMMITMENTS

Facility

    Commitment: $13,500,000

Revolving Advance

    Commitment: $13,500,000

U.S. Dollar Letter of Credit

    Commitment: $1,875,000

Other Currency

    Commitment: $-0-

Other Currency Letter of

    Credit Commitment: $-0-

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Rotcher Watkins	(SEAL)
Title:	Senior Vice President

COMMITMENTS

Facility

    Commitment: $13,500,000

Revolving Advance

    Commitment: $13,500,000

U.S. Dollar Letter of Credit

    Commitment: $1,875,000

Other Currency

    Commitment: $-0-

Other Currency Letter of

    Credit Commitment: $-0-

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CAPITAL ONE, N.A.

By:	/s/ Lillie Bowman	(SEAL)
Title:	Vice President

COMMITMENTS

Facility

    Commitment: $13,500,000

Revolving Advance

    Commitment: $13,500,000

U.S. Dollar Letter of Credit

    Commitment: $1,875,000

Other Currency

    Commitment: $-0-

Other Currency Letter of

    Credit Commitment: $-0-

REVOLVING CREDIT NOTE

$90,000,000	Greenville, South Carolina
April 20, 2007

For value received, SCANSOURCE, INC. and NETPOINT INTERNATIONAL, INC. (collectively the “Borrowers”) jointly and severally promise to pay to the order of BRANCH BANKING AND TRUST COMPANY (successor by merger to Branch Banking and Trust Company of South Carolina) (the “Bank”), for the account of its Lending Office, the principal sum of NINETY MILLION AND NO/100 DOLLARS ($90,000,000), or such lesser amount as shall equal the unpaid principal amount of each Advance made by the Bank to the Borrowers or either of the Borrowers pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of this Revolving Credit Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of Branch Banking and Trust Company, 301 North Main Street, Greenville, South Carolina 29602 or at such other address as may be specified from time to time pursuant to the Credit Agreement.

All Advances made by the Bank, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement. This Note is secured by, among other security, the Collateral Documents, as the same may be modified or amended from time to time.

This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of July 16, 2004 among the Borrowers, 4100 Quest, LLC, Partner Services, Inc., ScanSource Europe SPRL, ScanSource Europe Limited, ScanSource UK Limited, the banks listed on the signature pages thereof and their successors and assigns, Wachovia Bank, National Association, as an Issuing Bank and Other Currency Lender and Branch Banking and Trust Company of South Carolina, as an Issuing Bank and as Administrative Agent as amended by that certain First Amendment to Amended and Restated Credit Agreement dated May 13, 2005, by that certain Second Amendment to Amended and Restated Credit Agreement dated October 6, 2006, and that certain Third Amendment to Amended and Restated Credit Agreement dated April 20, 2007 (as the same may be amended or modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

The Borrowers, jointly and severally, agree, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys’ fees.

The obligations of the Borrowers under this Note shall be joint and several.

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Credit Note to be duly executed under seal, by their duly authorized officers as of the day and year first above written.

SCANSOURCE, INC.

By:	/s/ Richard P. Cleys	(SEAL)
Title:	VP & Chief Financial Officer

NETPOINT INTERNATIONAL, INC.

By:	/s/ Linda B. Davis	(SEAL)
Title:	Vice President and Treasurer

2

Revolving Credit Note (cont’d)

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Interest Rate	Amount of Loan	Amount of Principal Repaid	Notation Made By

REVOLVING CREDIT NOTE

$49,500,000	Greenville, South Carolina
April 20, 2007

For value received, SCANSOURCE, INC. and NETPOINT INTERNATIONAL, INC. (collectively the “Borrowers”) jointly and severally promise to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the “Bank”), for the account of its Lending Office, the principal sum of FORTY-NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($49,500,000), or such lesser amount as shall equal the unpaid principal amount of each Advance made by the Bank to the Borrowers or either of the Borrowers pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of this Revolving Credit Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of Branch Banking and Trust Company of South Carolina, 301 North Main Street, Greenville, South Carolina 29602 or at such other address as may be specified from time to time pursuant to the Credit Agreement.

All Advances made by the Bank, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement. This Note is secured by, among other security, the Collateral Documents, as the same may be modified or amended from time to time.

This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of July 16, 2004 among the Borrowers, 4100 Quest, LLC, Partner Services, Inc., ScanSource Europe SPRL, ScanSource Europe Limited, ScanSource UK Limited, the banks listed on the signature pages thereof and their successors and assigns, Wachovia Bank, National Association, as an Issuing Bank and Other Currency Lender and Branch Banking and Trust Company of South Carolina, as an Issuing Bank and as Administrative Agent, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated May 13, 2005, by that certain Second Amendment to Amended and Restated Credit Agreement dated October 6, 2006 and that certain Third Amendment to Amended and Restated Credit Agreement dated April 20, 2007 (as the same may be amended or modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

The Borrowers, jointly and severally, agree, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys’ fees.

The obligations of the Borrowers under this Note shall be joint and several.

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Credit Note to be duly executed under seal, by their duly authorized officers as of the day and year first above written.

SCANSOURCE, INC.

By:	/s/ Richard P. Cleys	(SEAL)
Title:	VP & Chief Financial Officer

NETPOINT INTERNATIONAL, INC.

By:	/s/ Linda B. Davis	(SEAL)
Title:	Vice President and Treasurer

2

Revolving Credit Note (cont’d)

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Interest Rate	Amount of Loan	Amount of Principal Repaid	Notation Made By

REVOLVING CREDIT NOTE

$13,500,000	Greenville, South Carolina
April 20, 2007

For value received, SCANSOURCE, INC. and NETPOINT INTERNATIONAL, INC. (collectively the “Borrowers”) jointly and severally promise to pay to the order of FIFTH THIRD BANK (the “Bank”), for the account of its Lending Office, the principal sum of THIRTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($13,500,000), or such lesser amount as shall equal the unpaid principal amount of each Advance made by the Bank to the Borrowers or either of the Borrowers pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of this Revolving Credit Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of Branch Banking and Trust Company of South Carolina, 301 North Main Street, Greenville, South Carolina 29602 or at such other address as may be specified from time to time pursuant to the Credit Agreement.

All Advances made by the Bank, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement. This Note is secured by, among other security, the Collateral Documents, as the same may be modified or amended from time to time.

This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of July 16, 2004 among the Borrowers, 4100 Quest, LLC, Partner Services, Inc., ScanSource Europe SPRL, ScanSource Europe Limited, ScanSource UK Limited, the banks listed on the signature pages thereof and their successors and assigns, Wachovia Bank, National Association, as an Issuing Bank and Other Currency Lender and Branch Banking and Trust Company of South Carolina, as an Issuing Bank and as Administrative Agent, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated May 13, 2005, by that certain Second Amendment to Amended and Restated Credit Agreement dated October 6, 2006 and that certain Third Amendment to Amended and Restated Credit Agreement dated April 20, 2007 (as the same may be amended or modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

The Borrowers, jointly and severally, agree, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys’ fees.

The obligations of the Borrowers under this Note shall be joint and several.

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Credit Note to be duly executed under seal, by their duly authorized officers as of the day and year first above written.

SCANSOURCE, INC.

By:	/s/ Richard P. Cleys	(SEAL)
Title:	VP & Chief Financial Officer

NETPOINT INTERNATIONAL, INC.

By:	/s/ Linda B. Davis	(SEAL)
Title:	Vice President and Treasurer

2

Revolving Credit Note (cont’d)

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Interest Rate	Amount of Loan	Amount of Principal Repaid	Notation Made By

REVOLVING CREDIT NOTE

$13,500,000	Greenville, South Carolina
April 20, 2007

For value received, SCANSOURCE, INC. and NETPOINT INTERNATIONAL, INC. (collectively the “Borrowers”) jointly and severally promise to pay to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION (the “Bank”), for the account of its Lending Office, the principal sum of THIRTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($13,500,000), or such lesser amount as shall equal the unpaid principal amount of each Advance made by the Bank to the Borrowers or either of the Borrowers pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of this Revolving Credit Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of Branch Banking and Trust Company of South Carolina, 301 North Main Street, Greenville, South Carolina 29602 or at such other address as may be specified from time to time pursuant to the Credit Agreement.

All Advances made by the Bank, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement. This Note is secured by, among other security, the Collateral Documents, as the same may be modified or amended from time to time.

This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of July 16, 2004 among the Borrowers, 4100 Quest, LLC, Partner Services, Inc., ScanSource Europe SPRL, ScanSource Europe Limited, ScanSource UK Limited, the banks listed on the signature pages thereof and their successors and assigns, Wachovia Bank, National Association, as an Issuing Bank and Other Currency Lender and Branch Banking and Trust Company of South Carolina, as an Issuing Bank and as Administrative Agent, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated May 13, 2005, by that certain Second Amendment to Amended and Restated Credit Agreement dated October 6, 2006 and that certain Third Amendment to Amended and Restated Credit Agreement dated April 20, 2007 (as the same may be amended or modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

The Borrowers, jointly and severally, agree, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys’ fees.

The obligations of the Borrowers under this Note shall be joint and several.

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Credit Note to be duly executed under seal, by their duly authorized officers as of the day and year first above written.

SCANSOURCE, INC.

By:	/s/ Richard P. Cleys	(SEAL)
Title:	VP & Chief Financial Officer

NETPOINT INTERNATIONAL, INC.

By:	/s/ Linda B. Davis	(SEAL)
Title:	Vice President and Treasurer

2

Revolving Credit Note (cont’d)

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Interest Rate	Amount of Loan	Amount of Principal Repaid	Notation Made By

REVOLVING CREDIT NOTE

$13,500,000	Greenville, South Carolina
April 20, 2007

For value received, SCANSOURCE, INC. and NETPOINT INTERNATIONAL, INC. (collectively the “Borrowers”) jointly and severally promise to pay to the order of CAPITAL ONE, N.A. (the “Bank”), for the account of its Lending Office, the principal sum of THIRTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($13,500,000), or such lesser amount as shall equal the unpaid principal amount of each Advance made by the Bank to the Borrowers or either of the Borrowers pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of this Revolving Credit Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of Branch Banking and Trust Company, 301 North Main Street, Greenville, South Carolina 29602 or at such other address as may be specified from time to time pursuant to the Credit Agreement.

All Advances made by the Bank, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement. This Note is secured by, among other security, the Collateral Documents, as the same may be modified or amended from time to time.

This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of July 16, 2004 among the Borrowers, 4100 Quest, LLC, Partner Services, Inc., ScanSource Europe SPRL, ScanSource Europe Limited, ScanSource UK Limited, the banks listed on the signature pages thereof and their successors and assigns, Wachovia Bank, National Association, as an Issuing Bank and Other Currency Lender and Branch Banking and Trust Company, as an Issuing Bank and as Administrative Agent, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated May 13, 2005, by that certain Second Amendment to Amended and Restated Credit Agreement dated October 6, 2006 and that certain Third Amendment to Amended and Restated Credit Agreement dated April 20, 2007 (as the same may be amended or modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

The Borrowers, jointly and severally, agree, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys’ fees.

The obligations of the Borrowers under this Note shall be joint and several.

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Credit Note to be duly executed under seal, by their duly authorized officers as of the day and year first above written.

SCANSOURCE, INC.

By:	/s/ Richard P. Cleys	(SEAL)
Title:	VP & Chief Financial Officer

NETPOINT INTERNATIONAL, INC.

By:	/s/ Linda B. Davis	(SEAL)
Title:	Vice President and Treasurer

Revolving Credit Note (cont’d)

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Interest Rate	Amount of Loan	Amount of Principal Repaid	Notation Made By